                                                                    Exhibit 99.5

                           DVI RECEIVABLES XII 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                  111,568.56

Available Funds:
    Contract Payments due and received in this period                                                             2,189,430.74
    Contract Payments due in prior period(s) and received in this period                                            258,090.04
    Contract Payments received in this period for next period                                                       152,110.86
    Sales, Use and Property Tax payments received                                                                    63,563.80
    Prepayment Amounts related to early termination in this period                                                   85,239.59
    Servicer Advance                                                                                              1,142,735.29
    Proceeds received from recoveries on previously Defaulted Contracts                                                   0.00
    Transfer from Reserve Account                                                                                 4,107,065.07
    Interest earned on Collection Account                                                                             1,812.40
    Interest earned on SPG Account                                                                                      209.73
    Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                           0.00
    Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract <
     Predecessor contract)                                                                                                0.00
    Amounts paid under insurance policies                                                                                 0.00
    Maintenance, Late Charges and any other amounts                                                                       0.00
                                                                                                                 -------------
Total Available Funds                                                                                             8,111,826.08
Less: Amounts to be Retained in Collection Account                                                                  191,108.90
                                                                                                                 -------------
AMOUNT TO BE DISTRIBUTED                                                                                          7,920,717.18
                                                                                                                 =============

DISTRIBUTION OF FUNDS:

    1.    To Trustee -  Fees  (paid from Servicers Fees, see section X.)                                                  0.00
    2.    To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                301,161.39
    3.    To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
            a) Class A1 Principal and Interest                                                                            0.00
            a) Class A2 Principal (distributed after A1 Note matures) and Interest                                        0.00
            a) Class A3 Principal (distributed after A2 Note matures) and Interest                                        0.00
            a) Class A4 Principal (distributed after A3 Note matures) and Interest                                3,107,869.56
            a) Class A5 Principal (distributed after A4 Note matures) and Interest                                        0.00
            b) Class B Principal and Interest                                                                        52,919.07
            c) Class C Principal and Interest                                                                       106,144.13
            d) Class D Principal and Interest                                                                        71,445.08
            e) Class E Principal and Interest                                                                        93,832.92

    4.    To Reserve Account for Requirement per Indenture Agreement Section 3.08                                 4,090,141.70
    5.    To Issuer - Residual  Principal and Interest and Reserve Account Distribution
            a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                0.00
            b) Residual Principal (Provided no Restricting or Amortization Event in effect)                               0.00
            c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                    0.00
    6.    To Servicer, Tax, Maintenance, Late Charges and Bank interest earned and any other amounts                 65,585.93
    7.    To Servicer, Servicing Fee and other Servicing Compensations                                               31,617.39
                                                                                                                 -------------
TOTAL FUNDS DISTRIBUTED                                                                                           7,920,717.18
                                                                                                                 =============
                                                                                                                 -------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}          191,108.90
                                                                                                                 =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                    4,104,190.93
    - Add Investment Earnings                                                                                            2,874.14
    - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                 4,090,141.70
    - Less Distribution to Certificate Account                                                                       4,107,065.07
                                                                                                                    -------------
End of period balance                                                                                               $4,090,141.70
                                                                                                                    =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                          $4,104,190.93
                                                                                                                    =============

                                                                                                                             0.00

                           DVI RECEIVABLES XII 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                                 Pool A                                   58,604,827.55
                                 Pool B                                   15,688,356.43
                                                                          -------------
                                                                                            74,293,183.98
Class A Overdue Interest, if any                                                   0.00
Class A Monthly Interest - Pool A                                            347,477.79
Class A Monthly Interest - Pool B                                             93,018.88

Class A Overdue Principal, if any                                                  0.00
Class A Monthly Principal - Pool A                                         1,786,037.33
Class A Monthly Principal - Pool B                                           881,335.57
                                                                          -------------
                                                                                             2,667,372.89
Ending Principal Balance of the Class A Notes
                                 Pool A                                   56,818,790.22
                                 Pool B                                   14,807,020.86
                                                                          -------------     -------------
                                                                                            71,625,811.08
                                                                                            =============

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                                 Class A1                                          0.00
                                 Class A2                                          0.00
                                 Class A3                                          0.00
                                 Class A4                                 74,293,183.98
                                 Class A5                                          0.00
                                                                          -------------

Class A Monthly Interest                                                                    74,293,183.98
                                 Class A1 (Actual Number Days/360)                 0.00
                                 Class A2                                          0.00
                                 Class A3                                          0.00
                                 Class A4                                    440,496.67
                                 Class A5                                          0.00
                                                                          -------------

Class A Monthly Principal
                                 Class A1                                          0.00
                                 Class A2                                          0.00
                                 Class A3                                          0.00
                                 Class A4                                  2,667,372.89
                                 Class A5                                          0.00
                                                                          -------------
                                                                                             2,667,372.89

Ending Principal Balance of the Class A Notes
                                 Class A1                                          0.00
                                 Class A2                                          0.00
                                 Class A3                                          0.00
                                 Class A4                                 71,625,811.08
                                 Class A5                                          0.00
                                                                          -------------     -------------
                                                                                            71,625,811.08
                                                                                            =============

Class A5

                           DVI RECEIVABLES XII 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                                   Pool A                   998,817.97
                                   Pool B                   267,355.63
                                                          ------------
                                                                              1,266,173.60

Class B Overdue Interest, if any                                  0.00
Class B Monthly Interest - Pool A                             5,878.88
Class B Monthly Interest - Pool B                             1,573.61

Class B Overdue Principal, if any                                 0.00
Class B Monthly Principal - Pool A                           30,443.82
Class B Monthly Principal - Pool B                           15,022.77
                                                          ------------
                                                                                 45,466.58

Ending Principal Balance of the Class B Notes
                                   Pool A                   968,374.15
                                   Pool B                   252,332.87
                                                          ------------        ------------
                                                                              1,220,707.02
                                                                              ============

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                                   Pool A                 1,997,635.96
                                   Pool B                   534,711.28
                                                          ------------
                                                                              2,532,347.24

Class C Overdue Interest, if any                                  0.00
Class C Monthly Interest - Pool A                            11,999.13
Class C Monthly Interest - Pool B                             3,211.83

Class C Overdue Principal, if any                                 0.00
Class C Monthly Principal - Pool A                           60,887.64
Class C Monthly Principal - Pool B                           30,045.53
                                                          ------------
                                                                                 90,933.17

Ending Principal Balance of the Class C Notes
                                   Pool A                 1,936,748.32
                                   Pool B                   504,665.75
                                                          ------------        ------------
                                                                              2,441,414.07
                                                                              ============

                           DVI RECEIVABLES XII 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                                   Pool A                 1,331,757.30
                                   Pool B                   356,474.19
                                                          ------------
                                                                              1,688,231.49

Class D Overdue Interest, if any                                  0.00
Class D Monthly Interest - Pool A                             8,537.67
Class D Monthly Interest - Pool B                             2,285.30

Class D Overdue Principal, if any                                 0.00
Class D Monthly Principal - Pool A                           40,591.76
Class D Monthly Principal - Pool B                           20,030.35
                                                          ------------
                                                                                 60,622.11

Ending Principal Balance of the Class D Notes
                                   Pool A                 1,291,165.55
                                   Pool B                   336,443.84
                                                          ------------        ------------
                                                                              1,627,609.38
                                                                              ============

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                                   Pool A                 1,664,696.61
                                   Pool B                   445,592.74
                                                          ------------
                                                                              2,110,289.35

Class E Overdue Interest, if any                                  0.00
Class E Monthly Interest - Pool A                            14,242.87
Class E Monthly Interest - Pool B                             3,812.42

Class E Overdue Principal, if any                                 0.00
Class E Monthly Principal - Pool A                           50,739.70
Class E Monthly Principal - Pool B                           25,037.94
                                                          ------------
                                                                                 75,777.64

Ending Principal Balance of the Class E Notes
                                   Pool A                 1,613,956.91
                                   Pool B                   420,554.80
                                                          ------------        ------------
                                                                              2,034,511.71
                                                                              ============

                           DVI RECEIVABLES XII 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                                   Pool A                               1,998,815.90
                                   Pool B                                 535,260.24
                                                                        ------------
                                                                                          2,534,076.14

Residual Interest - Pool A                                                      0.00
Residual Interest - Pool B                                                      0.00

Residual Principal - Pool A                                                     0.00
Residual Principal - Pool B                                                     0.00              0.00

Ending Residual Principal Balance
                                   Pool A                               1,998,815.90
                                                                                          ------------
                                   Pool B                                 535,260.24      2,534,076.14
                                                                        ------------      ============

X. PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                            31,617.39
 - Collection period Trustee Fee                                                          $  (5,127.45)
 - Servicer Advances reimbursement                                                          301,161.39
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                           65,585.93
                                                                                          ------------
Total amounts due to Servicer                                                               393,237.26
                                                                                          ============

                           DVI RECEIVABLES XII 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                66,485,285.33

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                              2,029,587.87
                                                                                                                      -------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                   64,455,697.46
                                                                                                                      =============
         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                          2,026,589.06

             - Principal portion of Prepayment Amounts                                                    2,998.81

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                    0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                         0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                  0.00
                                                                                                      ------------
                                            Total Decline in Aggregate Discounted Contract Balance    2,029,587.87
                                                                                                      ============

POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                17,827,750.72

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                              1,001,517.69

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                   16,826,233.03

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                            839,949.18

             - Principal portion of Prepayment Amounts                                                   82,240.78

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                               79,327.73

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                         0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                  0.00
                                                                                                      ------------
                                            Total Decline in Aggregate Discounted Contract Balance    1,001,517.69
                                                                                                      ============
                                                                                                                      -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     81,281,930.49
                                                                                                                      =============

                       DVI RECEIVABLES XII, L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

         POOL A

                             Discounted                      Discounted
       Lease #             Present Value       Lease #      Present Value
----------------------------------------     -----------    -------------
#*2000664-003 (08/03)        22,722.50                           0.00
#*2002513-001 (08/03)         5,256.54
#*9900071-001 (08/03)        86,594.93
#*2000664-002 (09/03)         2,733.12
#*2002653-001 (09/03)         5,250.73
#*9900071-002 (09/03)        16,574.94

                                             -----------
                                 Totals:     $139,132.76

         POOL B

                             Discounted                       Discounted
   Lease #                 Present Value        Lease #      Present Value
----------------------------------------     -----------    --------------
 #*2002784-001 (10/03)      79,327.73

                                             -----------
                                 Totals:     $79,327.73

a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS   $    218,460.49
b) ADCB AT  CLOSING DATE                                      273,612,728.90
c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                         0.08%

 * ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE

 # NONRECOVERABLE

                       DVI RECEIVABLES XII, L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*

POOL A

           Repurchases                                    $    6,674,022.12

           Substitutions                                  $    5,929,947.88


POOL B

           Repurchases                                    $    1,268,224.06

           Substitutions                                  $    4,770,073.25

                                                          -----------------
TOTAL                                                     $   18,642,267.31


 a) DISCOUNTED CONTRACT BALANCES OF ALL DELINQUENT        $   10,700,021.13
            CONTRACTS REPURCHASED
 b) ADCB AT CLOSING DATE                                     273,612,728.90
 c) (CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                      6.81%

*ANY DELINQUENT CONTRACT
 THE SERVICER HAS REPURCHASED FROM THE POOL

                       DVI RECEIVABLES XII, L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A

                                                                                  Predecessor
                                               Discounted        Predecessor      Discounted
     Lease #          Lessee Name             Present Value        Lease #       Present Value
----------------      -----------             -------------      -----------    ---------------
                      NONE

                                              -------------                     ---------------
                        Totals:                       $0.00                               $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                  $0.00
b) ADCB OF POOL A AT CLOSING DATE                                               $186,735,373.96
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                           0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD     YES           NO X
                                                                           ---           ----

         POOL B

                                                                                  Predecessor
                                               Discounted        Predecessor      Discounted
     Lease #          Lessee Name             Present Value        Lease #       Present Value
----------------      -----------             -------------      -----------    ---------------
                      NONE

                                              -------------                     ---------------
                           Totals:                    $0.00                               $0.00

 a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                 $0.00
 b) ADCB OF POOL B AT CLOSING DATE                                               $86,877,354.94
 c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
    RATING AGENCY APPROVES)                                                                0.00%

*ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD     YES           NO X
                                                                           ---           ----

                       DVI RECEIVABLES XII, L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING

                                                                 Predecessor
                             Discounted         Predecessor       Discounted
  Lease #   Lessee Name     Present Value         Lease #       Present Value
---------   -----------     -------------       -----------    ---------------
1528-004                       194,560.17        2042-202           981,403.44
2826-001                       789,368.50
2875-008                       735,842.45        2314-004           707,303.41
2709-202                       390,173.53        2041-201           526,898.39
2712-201                       123,333.71        2041-202            87,853.47
2712-202                       102,100.09
3323-001                     1,018,210.69        2659-001           567,212.03
             Cash              116,213.37        2660-001           567,212.03
3694-003                       607,349.06         973-021           154,974.48
3698-002                       506,124.29         973-022            31,639.99
3702-002                     1,418,075.66         973-023            49,476.32
                                                  973-026            56,668.18
                                                 1969-102           487,002.62
                                                 2590-001         1,261,454.31
                                                 1081-501           326,796.30
                                                 1081-503           124,052.91
                             ------------                      ---------------
                Totals:      6,001,351.52                         5,929,947.88

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
    CONTRACTS                                                     5,929,947.88
b) ADCB OF POOL A AT CLOSING DATE                              $186,735,373.96
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                          3.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD     YES           NO X
                                                                           ---           ----

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                 Predecessor
                             Discounted         Predecessor       Discounted
  Lease #   Lessee Name     Present Value         Lease #       Present Value
---------   -----------     -------------       -----------    ---------------
3313-001                     1,103,064.69         1004-501           60,739.26
3313-003                     1,035,735.31         1004-502           60,739.26
3309-002                       998,471.79         2786-001        3,010,223.86
3702-005                       911,603.03         2140-501        1,338,784.65
3718-001                       809,799.02         2445-002          224,427.12
                                                  2671-001           75,159.10
                             ------------                       --------------
               Totals :      4,858,673.84                       $ 4,770,073.25

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED    $ 4,770,073.25
b) ADCB OF POOL B AT CLOSING DATE                               $86,877,354.94
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                          5.49%

*ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD     YES           NO X
                                                                           ---           ----

                       DVI RECEIVABLES XII, L.L.C. 2000-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 13, 2003

XII. POOL PERFORMANCE MEASUREMENTS

1.                                     AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                                                  TOTAL OUTSTANDING CONTRACTS
This Month                                          3,464,858.92                This Month                      81,281,930.49
1 Month Prior                                         218,741.54                1 Month Prior                   84,313,036.05
2 Months Prior                                        303,998.36                2 Months Prior                  87,321,071.94

Total                                               3,987,598.82                Total                          252,916,038.48

a) 3 MONTH AVERAGE                                  1,329,199.61                B) 3 MONTH AVERAGE              84,305,346.16

c) a/b                                                      1.58%

Does a Delinquency Condition Exist (1c>6% )?
                                                                                Yes        No         X
                                                                                    -------        ---------
Restricting Event Check

A. A Delinquency Condition exists for current period?                           Yes        No          X
                                                                                    -------        ---------
B. An Indenture Event of Default has occurred and is then continuing?           Yes        No
                                                                                    -------        ---------

Has a Servicer Event of Default occurred?                                       Yes        No
                                                                                    -------        ---------

Amortization Event Check

A. Is 1c > 8% ?                                                                 Yes        No          X
                                                                                   --------        ---------
B. Bankruptcy, insolvency, reorganization; default/violation of any
        covenant or obligation not remedied within 90 days?                     Yes        No
                                                                                    -------        ---------
C. As of any Determination date, the sum of all defaulted contracts
         since the Closing date exceeds 6% of the ADCB on the Closing Date?     Yes        No         X
                                                                                    -------        ---------

Aggregate Discounted Contract Balance at Closing Date                           Balance  $    273,612,728.90
                                                                                         -------------------

Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                                                       TOTAL        % of Total
                                                                    A.D.C.B.          A.D.C.B.       A.D.C.B.
                                                                    --------          --------     -----------
30 Days Overdue                                                  16,684,631.94     81,281,930.49        20.527%
60 Days Overdue                                                   7,601,954.14     81,281,930.49         9.353%
90 Days Overdue                                                   3,428,768.38     81,281,930.49         4.218%
120 Days Overdue                                                      8,273.57     81,281,930.49         0.010%
150 Days Overdue                                                     27,816.97     81,281,930.49         0.034%
180 Days Overdue                                                          0.00     81,281,930.49         0.000%